Filed Pursuant to Rule 497
                                                     Registration No. 333-180240




                   FIRST TRUST STRATEGIC HIGH INCOME FUND II

                       SUPPLEMENT DATED JULY 19, 2012 TO
         Prospectus dated May 31, 2012, as Supplemented on June 8, 2012


RECENT DEVELOPMENTS

      As previously disclosed in the Fund's prospectus dated May 31, 2012, Lehman Brothers Special Finance, Inc. ("LBSF") is maintaining a certain class action in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"), seeking to recover funds that it alleges were inappropriately distributed to counter-parties upon the termination of credit swap agreements based on Lehman Brother's bankruptcy. The Class Litigation was filed September 14, 2010. The Class Litigation names the issuers of certain asset-backed securities (the "Issuer Defendants"), the trustees for such securities (the "Trustee Defendants") and certain of the investors in the securities (the "Named Noteholder Defendants"). On July 11, 2012, special counsel for LBSF filed a motion in the United States Bankruptcy Court for the Southern District of New York to add additional Named Noteholder Defendants, including the Fund and two funds subsequently reorganized into the Fund, (First Trust Strategic High Income Fund I and First Trust Strategic High Income Fund
III) in the Class Litigation. On July 18, 2012 the court granted the motion to add the Named Noteholder Defendants, including the Fund.

      As previously disclosed, the Fund has been advised that it has received, in the aggregate, $6,750,000 from one Issuer Defendant. The Fund cannot predict the outcome of the Class Litigation.